Bank of Hawaii Corporation 2019 Financial Results

•2019 Record Earnings of $5.56 Per Diluted Share
•2019 Net Income $225.9 Million
•Diluted Earnings Per Share $1.45 for the Fourth Quarter of 2019
•Net Income $58.1 Million for the Fourth Quarter of 2019
•Board of Directors Declares Dividend of $0.67 Per Share
•Board of Directors Increases Share Repurchase Authorization by $100 Million

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 27, 2020) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $5.56 for the full year of 2019, an increase of 6.3 percent from diluted earnings per share of $5.23 in 2018. Net income for the year was $225.9 million, up $6.3 million or 2.9 percent from net income of $219.6 million in the previous year. The return on average assets for the full year of 2019 was 1.29 percent unchanged from 1.29 percent in 2018. The return on average equity for the full year of 2019 was 17.65 percent compared with 17.63 percent in 2018. The efficiency ratio for the full year of 2019 improved to 55.68 percent compared with 56.71 percent in 2018.

“Bank of Hawaii finished 2019 with strong financial performance and made significant progress on our strategic initiatives," said Peter Ho, Chairman, President, and CEO. “Our loan balances grew 5.2 percent in 2019 and our deposit balances grew 5.0 percent compared with 2018. Our asset quality, capital and liquidity all remain strong. During the fourth quarter we continued to reduce our leveraged lease exposure with the early buyout of a lease which reduced our loan balances by $42.7 million.”

Diluted earnings per share were $1.45 for the fourth quarter of 2019, an increase from $1.29 in the third quarter of 2019 and $1.30 in the fourth quarter of 2018. Net income for the fourth quarter of 2019 was $58.1 million, up from $52.1 million in the previous quarter and $53.9 million in the same quarter last year. The return on average assets for the fourth quarter of 2019 was 1.29 percent compared with 1.17 percent in the third quarter of 2019 and 1.26 percent in the fourth quarter last year. The return on average equity for the fourth quarter of 2019 was 17.84 percent compared with 16.02 percent in the third quarter of 2019 and 17.05 percent in the fourth quarter last year. The efficiency ratio for the fourth quarter of 2019 was 54.26 percent compared with 58.55 percent in the previous quarter and 57.75 percent in the same quarter last year.

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Bank of Hawaii Corporation 2019 Financial Results        Page 2

Financial Highlights

Net interest income, on a taxable-equivalent basis, was $499.9 million for the full year of 2019, an increase of $8.4 million from net interest income of $491.5 million in 2018. Net interest income, on a taxable-equivalent basis, for the fourth quarter of 2019 was $124.2 million, a decrease of $1.0 million compared with net interest income of $125.2 million in the third quarter of 2019 and the fourth quarter last year. Analyses of changes in net interest income are included in Tables 8a, 8b and 8c.

The net interest margin for the full year of 2019 was 3.03 percent, a decrease of 2 basis points from the net interest margin of 3.05 percent in 2018. The net interest margin was 2.95 percent in the fourth quarter of 2019, a decrease of 6 basis points from the previous quarter and 15 basis points from the same quarter last year.

The provision for credit losses for the full year of 2019 was $16.0 million compared with a provision for credit losses of $13.4 million in 2018. Results for the fourth quarter of 2019 included a provision for credit losses of $4.8 million compared with $4.3 million in the previous quarter and $2.0 million in the same quarter last year.

Noninterest income for the full year of 2019 was $183.3 million, an increase of $14.4 million or 8.5 percent compared with noninterest income of $168.9 million in 2018. The increase from the previous year was primarily due to growth in mortgage banking income, higher gains on sales of leased assets, increased customer derivative activity, and higher service charges on deposits that were partially offset by a decline in credit card fees resulting from the sale of the credit card portfolio in the fourth quarter of 2018. Noninterest income was $47.7 million in the fourth quarter of 2019 compared with noninterest income of $46.5 million in the third quarter of 2019 and $42.1 million in the fourth quarter of 2018. Noninterest income in the fourth quarter of 2019 included a gain of $3.8 million related to the early buyout of a leveraged lease that was partially offset by a reduction in mortgage banking income and customer derivative activity. Noninterest income during the third quarter of 2019 included a negative adjustment of $0.5 million related to a change in the Visa Class B conversion. There were no significant items in noninterest income during the fourth quarter of 2018.

Noninterest expense for the full year of 2019 was $379.2 million, an increase of $7.6 million or 2.0 percent compared with noninterest expense of $371.6 million in 2018. The increase from the previous year was primarily due to increased depreciation and equipment costs related to the Company’s strategic initiatives, higher salaries and benefits, and increased legal costs that were partially offset by a reduction in credit card expenses due to the sale of the portfolio. Noninterest expense was $93.1 million in the fourth quarter of 2019 compared with noninterest expense of $100.3 million in the third quarter of 2019 and $95.9 million in the fourth quarter of 2018. There were no significant items in noninterest expense during the fourth quarter of 2019. Noninterest expense during the third quarter of 2019 included a $6.0 million increase in the legal reserve. Noninterest expense in the fourth quarter of 2018 included $3.0 million in one-time significant items related to a medical expense, an operational loss, and legal expenses. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The effective tax rate for the full year of 2019 was 20.96 percent compared with the effective tax rate of 18.73 percent for 2018. The effective tax rate for the fourth quarter of 2019 was 21.15 percent compared with 22.08 percent in the previous quarter and 20.92 percent during the same quarter last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services and Private Banking, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

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Bank of Hawaii Corporation 2019 Financial Results        Page 3

Asset Quality

The Company’s strong overall asset quality continued to remain stable during the fourth quarter of 2019. Total non-performing assets were $20.1 million at December 31, 2019, down from $21.6 million at September 30, 2019 and up from $12.9 million at December 31, 2018. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.18 percent at December 31, 2019 compared with 0.20 percent at September 30, 2019 and 0.12 percent at December 31, 2018.

Accruing loans and leases past due 90 days or more were $8.4 million at December 31, 2019 compared with $6.1 million at September 30, 2019 and $6.6 million at December 31, 2018. Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $63.1 million at December 31, 2019 compared with $46.2 million at September 30, 2019 and $48.7 million at December 31, 2018. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net charge-offs for the full year of 2019 were $12.7 million or 0.12 percent of total average loans and leases compared with net charge-offs of $14.1 million or 0.14 percent of total average loans and leases in 2018. Net charge-offs during the fourth quarter of 2019 were $3.7 million or 0.13 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $6.2 million partially offset by recoveries of $2.6 million. Net charge-offs during the third quarter of 2019 were $3.0 million or 0.11 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $5.8 million and recoveries of $2.8 million. Net charge-offs during the fourth quarter of 2018 were $4.0 million or 0.15 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $6.9 million and recoveries of $2.9 million.

The allowance for loan and lease losses was $110.0 million at December 31, 2019, an increase from $108.9 million at September 30, 2019 and $106.7 million at December 31, 2018. The ratio of the allowance for loan and lease losses to total loans and leases outstanding was 1.00 percent at December 31, 2019, unchanged from September 30, 2019 and down 2 basis points from December 31, 2018. The total reserve for unfunded commitments of $6.8 million at December 31, 2019 was unchanged from the prior quarter and the same quarter last year. Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Total assets were $18.10 billion at December 31, 2019, an increase of 2.4 percent from total assets of $17.67 billion at September 30, 2019 and an increase of 5.6 percent from total assets of $17.14 billion at December 31, 2018. Average total assets were $17.54 billion during the full year of 2019, an increase of 3.3 percent from average total assets of $16.97 billion during 2018.

The investment securities portfolio was $5.66 billion at December 31, 2019, an increase of 2.2 percent from total securities of $5.54 billion at September 30, 2019 and an increase of 3.1 percent from total securities of $5.49 billion at December 31, 2018. The investment securities portfolio remains largely comprised of securities issued by U.S. government agencies and included $2.62 billion in securities available for sale and $3.04 billion in securities held to maturity at December 31, 2019.

Total loans and leases were $10.99 billion at December 31, 2019, an increase of 1.0 percent from total loans and leases of $10.88 billion at September 30, 2019 and 5.2 percent from total loans and leases of $10.45 billion at December 31, 2018. Adjusted for the previously mentioned early buyout of a leveraged lease, total loans increased 1.4 percent from the previous quarter and 5.6 percent from the same quarter last year.

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Bank of Hawaii Corporation 2019 Financial Results        Page 4

The commercial portfolio grew to $4.21 billion at the end of the fourth quarter of 2019, an increase of 1.4 percent from commercial loans of $4.16 billion at the end of the third quarter of 2019 and 5.9 percent from commercial loans of $3.98 billion at the end of the fourth quarter last year. Adjusted for the previously mentioned early buyout of a leveraged lease, commercial loans increased 2.4 percent from the previous quarter and 7.0 percent from the same quarter last year. Consumer loans grew to $6.78 billion at December 31, 2019, an increase of 0.8 percent from consumer loans of $6.72 billion at the end of the third quarter of 2019 and 4.8 percent from consumer loans of $6.47 billion at the end of the fourth quarter last year. Average total loans and leases during the full year of 2019 were $10.69 billion, an increase of 6.4 percent from average loans and leases of $10.04 billion during 2018. Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $15.78 billion at December 31, 2019, an increase of 2.9 percent from total deposits of $15.34 billion at September 30, 2019 and an increase of 5.0 percent from total deposits of $15.03 billion at December 31, 2018. Consumer deposits increased to $8.12 billion at December 31, 2019, an increase of 2.9 percent from consumer deposits of $7.89 billion at the end of the third quarter of 2019 and an increase of 5.1 percent from $7.73 billion at the end of the fourth quarter last year. Commercial deposits increased to $6.32 billion at the end of the fourth quarter of 2019, an increase of 2.8 percent from $6.15 billion at the end of the third quarter of 2019 and an increase of 3.7 percent from $6.10 billion at the end of the fourth quarter last year. Other deposits, including public funds, were $1.34 billion at December 31, 2019, an increase of 3.7 percent from total other deposits of $1.29 billion at September 30, 2019 and an increase of 11.6 percent from $1.20 billion at December 31, 2018. Average total deposits during the full year of 2019 were $15.23 billion, an increase of 3.2 percent compared with average total deposits of $14.76 billion during 2018. Deposit balances are summarized in Tables 7a, 7b, and 10.

During the fourth quarter of 2019, the Company repurchased 336.2 thousand shares of common stock at a total cost of $30.0 million under its share repurchase program. The average cost was $89.11 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through December 31, 2019, the Company has repurchased 56.9 million shares and returned nearly $2.3 billion to shareholders at an average cost of $40.38 per share. From January 2 through January 24, 2020 the Company repurchased an additional 71.5 thousand shares of common stock at an average cost of $93.50 per share repurchased. The Company’s Board of Directors increased the authorization under the share repurchase program by an additional $100.0 million. Remaining buyback authority under the share repurchase program was $120.4 million at January 24, 2020.

Total shareholders’ equity was $1.29 billion at December 31, 2019, down slightly from September 30, 2019, and up from $1.27 billion at December 31, 2018. The Tier 1 Capital Ratio was 12.18 percent at December 31, 2019 compared with 12.33 percent at September 30, 2019 and 13.07 percent at December 31, 2018. The Tier 1 Leverage Ratio at December 31, 2019 was 7.25 percent compared with 7.32 percent at September 30, 2019 and 7.60 percent at December 31, 2018.

The Company’s Board of Directors declared a quarterly cash dividend of $0.67 per share on the Company’s outstanding shares. The dividend will be payable on March 13, 2020 to shareholders of record at the close of business on February 28, 2020.

Hawaii Economy

General economic conditions in Hawaii remained stable during 2019 due to low interest rates, a relatively healthy construction sector and growing visitor arrivals. For the first eleven months of 2019 total visitor arrivals increased 5.4 percent and visitor spending increased 0.5 percent compared to the same period in 2018. Total visitor days rose 2.7 percent compared to the first eleven months of 2018.

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Bank of Hawaii Corporation 2019 Financial Results        Page 5

The statewide seasonally-adjusted unemployment rate in Hawaii continued to remain low at 2.6 percent in December 2019 compared with 3.5 percent nationally.

Real estate prices on Oahu remained steady during 2019 with a modest decline in total annual sales and stable median prices. For the full year of 2019, the median sales price of a single-family home on Oahu decreased 0.1 percent and the median price of a condominium on Oahu increased 1.2 percent compared with the same period in 2018. The volume of single-family home sales on Oahu increased 3.9 percent and the volume of condominium sales on Oahu decreased 4.8 percent in 2019 compared with 2018. As of December 31, 2019, months of inventory of single-family homes and condominiums on Oahu were 2.5 months and 3.4 months, respectively. More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its 2019 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time). The call will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, January 27, 2020. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 1787817 when prompted. In addition, a replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the U.S. Securities and Exchange Commission. We do not promise to update forward-looking statements to reflect later events or circumstances

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific. The Company's principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2019	2019	2018	2019	2018
For the Period:
Operating Results
Net Interest Income	$123,885	$124,896	$123,973	$497,715	$486,352
Provision for Credit Losses	4,750	4,250	2,000	16,000	13,425
Total Noninterest Income	47,702	46,507	42,108	183,338	168,923
Total Noninterest Expense	93,096	100,349	95,911	379,227	371,624
Net Income	58,143	52,052	53,911	225,913	219,602
Basic Earnings Per Share	1.46	1.30	1.30	5.59	5.26
Diluted Earnings Per Share	1.45	1.29	1.30	5.56	5.23
Dividends Declared Per Share	0.67	0.65	0.62	2.59	2.34

Performance Ratios
Return on Average Assets	1.29%	1.17%	1.26%	1.29%	1.29%
Return on Average Shareholders' Equity	17.84	16.02	17.05	17.65	17.63
Efficiency Ratio [1]	54.26	58.55	57.75	55.68	56.71
Net Interest Margin [2]	2.95	3.01	3.10	3.03	3.05
Dividend Payout Ratio [3]	45.89	50.00	47.69	46.33	44.49
Average Shareholders' Equity to Average Assets	7.26	7.32	7.39	7.30	7.34

Average Balances
Average Loans and Leases	$10,878,672	$10,770,720	$10,320,051	$10,688,424	$10,043,661
Average Assets	17,821,004	17,605,394	16,988,550	17,537,570	16,970,992
Average Deposits	15,441,097	15,330,691	14,779,511	15,228,066	14,757,724
Average Shareholders' Equity	1,292,930	1,289,417	1,254,704	1,280,082	1,245,672

Per Share of Common Stock
Book Value	$32.14	$32.00	$30.56	$32.14	$30.56
Tangible Book Value	31.35	31.22	29.80	31.35	29.80
Market Value
Closing	95.16	85.93	67.32	95.16	67.32
High	95.68	88.20	82.80	95.68	89.09
Low	81.29	79.13	63.64	66.54	63.64

			December 31,	September 30,	December 31,
			2019	2019	2018
As of Period End:
Balance Sheet Totals
Loans and Leases			$10,990,892	$10,881,298	$10,448,774
Total Assets			18,095,496	17,672,140	17,143,974
Total Deposits			15,784,482	15,340,752	15,027,242
Other Debt			85,565	110,585	135,643
Total Shareholders' Equity			1,286,832	1,291,490	1,268,200

Asset Quality
Non-Performing Assets			$20,117	$21,645	$12,930
Allowance for Loan and Lease Losses			110,027	108,936	106,693
Allowance to Loans and Leases Outstanding			1.00%	1.00%	1.02%

Capital Ratios
Common Equity Tier 1 Capital Ratio			12.18%	12.33%	13.07%
Tier 1 Capital Ratio			12.18	12.33	13.07
Total Capital Ratio			13.28	13.44	14.21
Tier 1 Leverage Ratio			7.25	7.32	7.60
Total Shareholders' Equity to Total Assets			7.11	7.31	7.40
Tangible Common Equity to Tangible Assets [4]			6.95	7.14	7.23
Tangible Common Equity to Risk-Weighted Assets [4]			11.85	12.10	12.52

Non-Financial Data
Full-Time Equivalent Employees			2,124	2,124	2,122
Branches			68	67	69
ATMs			387	379	382

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
		December 31,	September 30,	December 31,
(dollars in thousands)		2019	2019	2018

Total Shareholders' Equity		$1,286,832	$1,291,490	$1,268,200
Less:	Goodwill	31,517	31,517	31,517
Tangible Common Equity		$1,255,315	$1,259,973	$1,236,683

Total Assets		$18,095,496	$17,672,140	$17,143,974
Less:	Goodwill	31,517	31,517	31,517
Tangible Assets		$18,063,979	$17,640,623	$17,112,457

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements	$10,589,061	$10,416,560	$9,878,904

Total Shareholders' Equity to Total Assets		7.11%	7.31%	7.40%
Tangible Common Equity to Tangible Assets (Non-GAAP)		6.95%	7.14%	7.23%

Tier 1 Capital Ratio		12.18%	12.33%	13.07%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)		11.85%	12.10%	12.52%

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2019	2019	2018	2019	2018
Interest Income
Interest and Fees on Loans and Leases	$109,223	$110,877	$107,404	$439,012	$410,597
Income on Investment Securities
Available-for-Sale	16,158	17,512	13,043	62,174	50,152
Held-to-Maturity	18,750	18,796	21,482	81,616	84,310
Deposits	8	9	10	41	34
Funds Sold	723	656	727	3,553	3,723
Other	239	233	352	1,001	1,357
Total Interest Income	145,101	148,083	143,018	587,397	550,173
Interest Expense
Deposits	16,407	18,055	13,172	68,374	41,143
Securities Sold Under Agreements to Repurchase	4,071	4,257	4,671	17,522	18,519
Funds Purchased	25	146	440	840	609
Short-Term Borrowings	—	1	88	38	145
Other Debt	713	728	674	2,908	3,405
Total Interest Expense	21,216	23,187	19,045	89,682	63,821
Net Interest Income	123,885	124,896	123,973	497,715	486,352
Provision for Credit Losses	4,750	4,250	2,000	16,000	13,425
Net Interest Income After Provision for Credit Losses	119,135	120,646	121,973	481,715	472,927
Noninterest Income
Trust and Asset Management	11,157	10,930	10,558	44,233	43,877
Mortgage Banking	3,199	4,864	2,148	13,686	8,437
Service Charges on Deposit Accounts	7,835	7,592	7,562	30,074	28,811
Fees, Exchange, and Other Service Charges	14,533	14,900	14,576	57,893	57,482
Investment Securities Gains (Losses), Net	(906)	(1,469)	(841)	(3,986)	(3,938)
Annuity and Insurance	1,272	1,278	1,409	6,934	5,822
Bank-Owned Life Insurance	1,879	1,647	1,941	7,015	7,199
Other	8,733	6,765	4,755	27,489	21,233
Total Noninterest Income	47,702	46,507	42,108	183,338	168,923
Noninterest Expense
Salaries and Benefits	51,664	54,345	54,856	216,106	213,208
Net Occupancy	8,824	8,803	8,918	33,800	34,742
Net Equipment	7,930	7,637	6,364	29,295	23,852
Data Processing	4,828	4,676	5,151	18,757	17,846
Professional Fees	3,257	2,184	2,467	10,071	9,992
FDIC Insurance	1,376	1,257	1,336	5,192	7,732
Other	15,217	21,447	16,819	66,006	64,252
Total Noninterest Expense	93,096	100,349	95,911	379,227	371,624
Income Before Provision for Income Taxes	73,741	66,804	68,170	285,826	270,226
Provision for Income Taxes	15,598	14,752	14,259	59,913	50,624
Net Income	$58,143	$52,052	$53,911	$225,913	$219,602
Basic Earnings Per Share	$1.46	$1.30	$1.30	$5.59	$5.26
Diluted Earnings Per Share	$1.45	$1.29	$1.30	$5.56	$5.23
Dividends Declared Per Share	$0.67	$0.65	$0.62	$2.59	$2.34
Basic Weighted Average Shares	39,880,619	40,190,508	41,325,456	40,384,328	41,714,770
Diluted Weighted Average Shares	40,179,016	40,450,742	41,601,649	40,649,570	41,999,399

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2019	2019	2018	2019	2018
Net Income	$58,143	$52,052	$53,911	$225,913	$219,602
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(5,856)	5,405	11,169	22,677	(6,525)
Defined Benefit Plans	(3,482)	245	(2,974)	(2,746)	(2,326)
Other Comprehensive Income (Loss)	(9,338)	5,650	8,195	19,931	(8,851)
Comprehensive Income	$48,805	$57,702	$62,106	$245,844	$210,751

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	December 31,	September 30,	December 31,
(dollars in thousands)	2019	2019	2018
Assets
Interest-Bearing Deposits in Other Banks	$4,979	$2,946	$3,028
Funds Sold	254,574	108,446	198,860
Investment Securities
Available-for-Sale	2,619,003	2,594,394	2,007,942
Held-to-Maturity (Fair Value of $3,062,882; $2,972,273; and $3,413,994)	3,042,294	2,946,910	3,482,092
Loans Held for Sale	39,062	36,720	10,987
Loans and Leases	10,990,892	10,881,298	10,448,774
Allowance for Loan and Lease Losses	(110,027)	(108,936)	(106,693)
Net Loans and Leases	10,880,865	10,772,362	10,342,081
Total Earning Assets	16,840,777	16,461,778	16,044,990
Cash and Due from Banks	299,105	259,492	324,081
Premises and Equipment, Net	188,388	179,453	151,837
Operating Lease Right-of-Use Assets	100,838	101,005	—
Accrued Interest Receivable	46,476	47,897	51,230
Foreclosed Real Estate	2,737	2,939	1,356
Mortgage Servicing Rights	25,022	24,408	24,310
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	287,962	286,936	283,771
Other Assets	272,674	276,715	230,882
Total Assets	$18,095,496	$17,672,140	$17,143,974

Liabilities
Deposits
Noninterest-Bearing Demand	$4,489,525	$4,392,706	$4,739,596
Interest-Bearing Demand	3,127,205	3,000,865	3,002,925
Savings	6,365,321	6,141,098	5,539,199
Time	1,802,431	1,806,083	1,745,522
Total Deposits	15,784,482	15,340,752	15,027,242
Short-Term Borrowings	—	—	199
Securities Sold Under Agreements to Repurchase	604,306	604,299	504,296
Other Debt	85,565	110,585	135,643
Operating Lease Liabilities	108,210	108,264	—
Retirement Benefits Payable	44,504	39,682	40,494
Accrued Interest Payable	8,040	8,435	8,253
Taxes Payable and Deferred Taxes	16,085	21,089	19,736
Other Liabilities	157,472	147,544	139,911
Total Liabilities	16,808,664	16,380,650	15,875,774
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2019 - 58,166,910 / 40,039,695;
September 30, 2019 - 58,176,305 / 40,359,259;
and December 31, 2018 - 58,063,689 / 41,499,898)	579	579	577
Capital Surplus	582,566	580,200	571,704
Accumulated Other Comprehensive Loss	(31,112)	(21,774)	(51,043)
Retained Earnings	1,761,415	1,730,437	1,641,314
Treasury Stock, at Cost (Shares: December 31, 2019 - 18,127,215;
September 30, 2019 - 17,817,046; and December 31, 2018 - 16,563,791)	(1,026,616)	(997,952)	(894,352)
Total Shareholders' Equity	1,286,832	1,291,490	1,268,200
Total Liabilities and Shareholders' Equity	$18,095,496	$17,672,140	$17,143,974

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
	Common Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2017	42,401,443	$576	$561,161	$(34,715)	$1,512,218	$(807,372)	$1,231,868
Net Income	—	—	—	—	219,602	—	219,602
Other Comprehensive Loss	—	—	—	(8,851)	—	—	(8,851)
Reclassification of the Income Tax Effects of the
Tax Cuts and Jobs Act from AOCI	—	—	—	(7,477)	7,477	—	—
Share-Based Compensation	—	—	8,146	—	—	—	8,146
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	219,210	1	2,397	—	513	5,008	7,919
Common Stock Repurchased	(1,120,755)	—	—	—	—	(91,988)	(91,988)
Cash Dividends Declared ($2.34 per share)	—	—	—	—	(98,496)	—	(98,496)
Balance as of December 31, 2018	41,499,898	$577	$571,704	$(51,043)	$1,641,314	$(894,352)	$1,268,200

Net Income	—	—	—	—	225,913	—	225,913
Other Comprehensive Income	—	—	—	19,931	—	—	19,931
Share-Based Compensation	—	—	8,337	—	—	—	8,337
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	212,924	2	2,525	—	(334)	5,385	7,578
Common Stock Repurchased	(1,673,127)	—	—	—	—	(137,649)	(137,649)
Cash Dividends Declared ($2.59 per share)	—	—	—	—	(105,478)	—	(105,478)
Balance as of December 31, 2019	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2019			September 30, 2019			December 31, 2018
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.4	$—	0.90%	$3.1	$—	1.19%	$3.3	$—	1.21%
Funds Sold	177.7	0.7	1.59	121.1	0.7	2.12	128.2	0.7	2.22
Investment Securities
Available-for-Sale
Taxable	2,578.3	15.9	2.46	2,647.9	17.1	2.59	1,480.5	10.0	2.70
Non-Taxable	33.4	0.4	4.35	42.6	0.5	4.45	556.4	3.8	2.77
Held-to-Maturity
Taxable	2,994.7	18.4	2.46	2,873.7	18.5	2.57	3,360.5	20.0	2.38
Non-Taxable	61.7	0.4	2.70	65.2	0.4	2.72	235.1	1.9	3.16
Total Investment Securities	5,668.1	35.1	2.47	5,629.4	36.5	2.59	5,632.5	35.7	2.53
Loans Held for Sale	31.0	0.3	3.67	24.3	0.2	3.94	12.1	0.2	4.63
Loans and Leases [1]
Commercial and Industrial	1,356.1	13.3	3.90	1,383.8	14.4	4.14	1,351.1	14.3	4.21
Commercial Mortgage	2,479.7	25.5	4.08	2,423.7	26.2	4.28	2,256.0	24.2	4.25
Construction	179.1	2.1	4.73	126.0	1.6	5.10	179.8	2.2	4.79
Commercial Lease Financing	135.4	0.8	2.38	161.8	1.0	2.57	173.2	1.0	2.42
Residential Mortgage	3,850.4	36.7	3.81	3,809.6	36.5	3.83	3,615.8	35.1	3.88
Home Equity	1,683.4	15.7	3.70	1,689.2	16.1	3.79	1,652.4	15.7	3.78
Automobile	715.2	6.5	3.59	707.0	6.4	3.59	641.8	6.0	3.73
Other [2]	479.4	8.5	7.02	469.6	8.5	7.16	450.0	8.8	7.72
Total Loans and Leases	10,878.7	109.1	3.99	10,770.7	110.7	4.09	10,320.1	107.3	4.14
Other	34.9	0.2	2.74	35.0	0.3	2.66	36.8	0.4	3.82
Total Earning Assets [3]	16,793.8	145.4	3.45	16,583.6	148.4	3.56	16,133.0	144.3	3.56
Cash and Due from Banks	222.2			231.5			234.3
Other Assets	805.0			790.3			621.3
Total Assets	$17,821.0			$17,605.4			$16,988.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,990.3	1.0	0.14	$2,950.2	1.1	0.15	$2,888.3	1.5	0.20
Savings	6,245.0	8.0	0.51	6,122.0	8.8	0.57	5,494.5	4.5	0.32
Time	1,842.3	7.4	1.59	1,851.0	8.2	1.75	1,800.7	7.2	1.59
Total Interest-Bearing Deposits	11,077.6	16.4	0.59	10,923.2	18.1	0.66	10,183.5	13.2	0.51
Short-Term Borrowings	5.8	—	1.66	27.1	0.1	2.13	89.6	0.5	2.31
Securities Sold Under Agreements to Repurchase	604.3	4.1	2.64	513.8	4.3	3.24	504.3	4.7	3.62
Other Debt	106.2	0.7	2.67	110.6	0.7	2.62	145.2	0.7	1.85
Total Interest-Bearing Liabilities	11,793.9	21.2	0.71	11,574.7	23.2	0.79	10,922.6	19.1	0.69
Net Interest Income		$124.2			$125.2			$125.2
Interest Rate Spread			2.74%			2.77%			2.87%
Net Interest Margin			2.95%			3.01%			3.10%
Noninterest-Bearing Demand Deposits	4,363.5			4,407.5			4,596.0
Other Liabilities	370.7			333.8			215.3
Shareholders' Equity	1,292.9			1,289.4			1,254.7
Total Liabilities and Shareholders' Equity	$17,821.0			$17,605.4			$16,988.6

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $352,000, $296,000, and $1,263,000 for the three months ended December 31, 2019, September 30, 2019, and December 31, 2018, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Year Ended			Year Ended
	December 31, 2019			December 31, 2018
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.1	$—	1.33%	$3.2	$—	1.05%
Funds Sold	165.7	3.6	2.14	200.0	3.7	1.86
Investment Securities
Available-for-Sale
Taxable	2,210.5	58.9	2.66	1,537.7	37.6	2.44
Non-Taxable	109.6	4.1	3.78	577.9	15.9	2.76
Held-to-Maturity
Taxable	3,148.2	78.3	2.49	3,468.4	78.4	2.26
Non-Taxable	137.8	4.2	3.04	236.5	7.5	3.17
Total Investment Securities	5,606.1	145.5	2.60	5,820.5	139.4	2.39
Loans Held for Sale	21.7	0.9	3.92	14.0	0.6	4.31
Loans and Leases [1]
Commercial and Industrial	1,370.9	57.9	4.23	1,304.8	51.9	3.98
Commercial Mortgage	2,400.6	102.4	4.27	2,164.6	89.7	4.14
Construction	145.2	7.4	5.07	184.9	8.6	4.68
Commercial Lease Financing	154.4	3.7	2.43	176.8	4.1	2.29
Residential Mortgage	3,768.2	144.7	3.84	3,546.5	136.0	3.84
Home Equity	1,689.4	64.1	3.80	1,620.8	61.1	3.77
Automobile	694.9	25.1	3.62	591.2	23.2	3.92
Other [2]	464.8	33.3	7.16	454.1	35.6	7.85
Total Loans and Leases	10,688.4	438.6	4.10	10,043.7	410.2	4.08
Other	35.1	1.0	2.85	39.0	1.4	3.48
Total Earning Assets [3]	16,520.1	589.6	3.57	16,120.4	555.3	3.44
Cash and Due from Banks	234.0			241.6
Other Assets	783.5			609.0
Total Assets	$17,537.6			$16,971.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,945.9	5.0	0.17	$2,958.8	4.7	0.16
Savings	6,034.0	32.4	0.54	5,434.3	13.6	0.25
Time	1,816.3	31.0	1.71	1,725.9	22.8	1.32
Total Interest-Bearing Deposits	10,796.2	68.4	0.63	10,119.0	41.1	0.41
Short-Term Borrowings	36.5	0.9	2.41	35.5	0.8	2.13
Securities Sold Under Agreements to Repurchase	531.9	17.5	3.29	504.7	18.5	3.67
Other Debt	111.8	2.9	2.60	211.3	3.4	1.61
Total Interest-Bearing Liabilities	11,476.4	89.7	0.78	10,870.5	63.8	0.59
Net Interest Income		$499.9			$491.5
Interest Rate Spread			2.79%			2.85%
Net Interest Margin			3.03%			3.05%
Noninterest-Bearing Demand Deposits	4,431.9			4,638.7
Other Liabilities	349.2			216.1
Shareholders' Equity	1,280.1			1,245.7
Total Liabilities and Shareholders' Equity	$17,537.6			$16,971.0

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $2,230,000 and $5,170,000 for the years ended December 31, 2019 and December 31, 2018, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended December 31, 2019
	Compared to September 30, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.2	$(0.2)	$—
Investment Securities
Available-for-Sale
Taxable	(0.4)	(0.8)	(1.2)
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity
Taxable	0.7	(0.8)	(0.1)
Total Investment Securities	0.2	(1.6)	(1.4)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	(0.3)	(0.8)	(1.1)
Commercial Mortgage	0.6	(1.3)	(0.7)
Construction	0.6	(0.1)	0.5
Commercial Lease Financing	(0.1)	(0.1)	(0.2)
Residential Mortgage	0.3	(0.1)	0.2
Home Equity	—	(0.4)	(0.4)
Automobile	0.1	—	0.1
Other [2]	0.2	(0.2)	—
Total Loans and Leases	1.4	(3.0)	(1.6)
Other	(0.1)	—	(0.1)
Total Change in Interest Income	1.8	(4.8)	(3.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.1)	(0.1)
Savings	0.1	(0.9)	(0.8)
Time	—	(0.8)	(0.8)
Total Interest-Bearing Deposits	0.1	(1.8)	(1.7)
Short-Term Borrowings	(0.1)	—	(0.1)
Securities Sold Under Agreements to Repurchase	0.7	(0.9)	(0.2)
Total Change in Interest Expense	0.7	(2.7)	(2.0)

Change in Net Interest Income	$1.1	$(2.1)	$(1.0)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended December 31, 2019
	Compared to December 31, 2018
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.2	$(0.2)	$—
Investment Securities
Available-for-Sale
Taxable	6.8	(0.9)	5.9
Non-Taxable	(4.9)	1.5	(3.4)
Held-to-Maturity
Taxable	(2.2)	0.6	(1.6)
Non-Taxable	(1.2)	(0.3)	(1.5)
Total Investment Securities	(1.5)	0.9	(0.6)
Loans Held for Sale	0.2	(0.1)	0.1
Loans and Leases
Commercial and Industrial	0.1	(1.1)	(1.0)
Commercial Mortgage	2.3	(1.0)	1.3
Construction	—	(0.1)	(0.1)
Commercial Lease Financing	(0.2)	—	(0.2)
Residential Mortgage	2.2	(0.6)	1.6
Home Equity	0.3	(0.3)	—
Automobile	0.7	(0.2)	0.5
Other [2]	0.5	(0.8)	(0.3)
Total Loans and Leases	5.9	(4.1)	1.8
Other	(0.1)	(0.1)	(0.2)
Total Change in Interest Income	4.7	(3.6)	1.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.5)	(0.5)
Savings	0.7	2.8	3.5
Time	0.2	—	0.2
Total Interest-Bearing Deposits	0.9	2.3	3.2
Short-Term Borrowings	(0.4)	(0.1)	(0.5)
Securities Sold Under Agreements to Repurchase	0.8	(1.4)	(0.6)
Other Debt	(0.3)	0.3	—
Total Change in Interest Expense	1.0	1.1	2.1

Change in Net Interest Income	$3.7	$(4.7)	$(1.0)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Year Ended December 31, 2019
	Compared to December 31, 2018
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.7)	$0.6	$(0.1)
Investment Securities
Available-for-Sale
Taxable	17.7	3.6	21.3
Non-Taxable	(16.2)	4.4	(11.8)
Held-to-Maturity
Taxable	(7.6)	7.5	(0.1)
Non-Taxable	(3.0)	(0.3)	(3.3)
Total Investment Securities	(9.1)	15.2	6.1
Loans Held for Sale	0.3	—	0.3
Loans and Leases
Commercial and Industrial	2.7	3.3	6.0
Commercial Mortgage	10.0	2.7	12.7
Construction	(1.9)	0.7	(1.2)
Commercial Lease Financing	(0.6)	0.2	(0.4)
Residential Mortgage	8.5	0.2	8.7
Home Equity	2.6	0.4	3.0
Automobile	3.8	(1.9)	1.9
Other [2]	0.9	(3.2)	(2.3)
Total Loans and Leases	26.0	2.4	28.4
Other	(0.1)	(0.3)	(0.4)
Total Change in Interest Income	16.4	17.9	34.3

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.3	0.3
Savings	1.6	17.2	18.8
Time	1.3	6.9	8.2
Total Interest-Bearing Deposits	2.9	24.4	27.3
Short-Term Borrowings	—	0.1	0.1
Securities Sold Under Agreements to Repurchase	1.0	(2.0)	(1.0)
Other Debt	(2.0)	1.5	(0.5)
Total Change in Interest Expense	1.9	24.0	25.9

Change in Net Interest Income	$14.5	$(6.1)	$8.4

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2019	2019	2018	2019	2018
Salaries	$33,465	$33,458	$33,603	$132,237	$132,884
Incentive Compensation	4,864	5,681	5,715	21,913	20,687
Share-Based Compensation	1,475	2,025	1,417	8,573	8,074
Commission Expense	2,080	1,760	1,158	6,474	4,418
Retirement and Other Benefits	4,279	4,185	4,369	18,151	17,313
Payroll Taxes	2,386	2,519	2,277	11,795	11,389
Medical, Dental, and Life Insurance	2,903	3,908	5,237	15,202	16,134
Separation Expense	212	809	1,080	1,761	2,309
Total Salaries and Benefits	$51,664	$54,345	$54,856	$216,106	$213,208

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2019	2019	2019	2019	2018
Commercial
Commercial and Industrial	$1,379,152	$1,361,011	$1,408,729	$1,331,345	$1,331,149
Commercial Mortgage	2,518,051	2,477,296	2,411,289	2,381,213	2,302,356
Construction	194,170	154,754	119,228	132,775	170,061
Lease Financing	122,454	163,672	163,070	154,919	176,226
Total Commercial	4,213,827	4,156,733	4,102,316	4,000,252	3,979,792
Consumer
Residential Mortgage	3,891,100	3,846,511	3,785,006	3,702,553	3,673,796
Home Equity	1,676,073	1,681,951	1,694,577	1,698,666	1,681,442
Automobile	720,286	713,424	703,523	676,730	658,133
Other [1]	489,606	482,679	473,707	470,408	455,611
Total Consumer	6,777,065	6,724,565	6,656,813	6,548,357	6,468,982
Total Loans and Leases	$10,990,892	$10,881,298	$10,759,129	$10,548,609	$10,448,774

Deposits
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2019	2019	2019	2019	2018
Consumer	$8,118,494	$7,893,454	$7,880,284	$7,944,793	$7,726,731
Commercial	6,324,214	6,153,492	6,178,984	6,162,042	6,098,186
Public and Other	1,341,774	1,293,806	1,429,553	1,160,475	1,202,325
Total Deposits	$15,784,482	$15,340,752	$15,488,821	$15,267,310	$15,027,242

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2019	2019	2019	2019	2018
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$830	$573	$552	$393	$542
Commercial Mortgage	9,244	11,088	11,310	5,911	2,040
Total Commercial	10,074	11,661	11,862	6,304	2,582
Consumer
Residential Mortgage	4,125	4,258	4,697	5,599	5,321
Home Equity	3,181	2,787	2,486	2,797	3,671
Total Consumer	7,306	7,045	7,183	8,396	8,992
Total Non-Accrual Loans and Leases	17,380	18,706	19,045	14,700	11,574
Foreclosed Real Estate	2,737	2,939	2,737	3,225	1,356
Total Non-Performing Assets	$20,117	$21,645	$21,782	$17,925	$12,930

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$81	$—	$66	$10
Total Commercial	—	81	—	66	10
Consumer
Residential Mortgage	$1,839	$2,032	$1,859	$903	$2,446
Home Equity	4,125	2,320	2,981	3,381	2,684
Automobile	949	582	607	734	513
Other [1]	1,493	1,076	963	1,033	914
Total Consumer	8,406	6,010	6,410	6,051	6,557
Total Accruing Loans and Leases Past Due 90 Days or More	$8,406	$6,091	$6,410	$6,117	$6,567
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$63,103	$46,178	$48,563	$48,571	$48,731
Total Loans and Leases	$10,990,892	$10,881,298	$10,759,129	$10,548,609	$10,448,774

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.16%	0.17%	0.18%	0.14%	0.11%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.18%	0.20%	0.20%	0.17%	0.12%

Ratio of Commercial Non-Performing Assets to Total Commercial
Loans and Leases and Commercial Foreclosed Real Estate	0.24%	0.28%	0.29%	0.16%	0.06%

Ratio of Consumer Non-Performing Assets to Total Consumer
Loans and Leases and Consumer Foreclosed Real Estate	0.15%	0.15%	0.15%	0.18%	0.16%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.26%	0.25%	0.26%	0.23%	0.19%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$21,645	$21,782	$17,925	$12,930	$13,798
Additions	883	1,035	6,186	8,217	4,509
Reductions
Payments	(495)	(984)	(441)	(989)	(3,759)
Return to Accrual Status	(1,673)	—	(1,344)	(316)	(605)
Sales of Foreclosed Real Estate	(201)	—	(374)	—	(653)
Charge-offs/Write-downs	(42)	(188)	(170)	(1,917)	(360)
Total Reductions	(2,411)	(1,172)	(2,329)	(3,222)	(5,377)
Balance at End of Quarter	$20,117	$21,645	$21,782	$17,925	$12,930

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2019	2019	2018	2019	2018
Balance at Beginning of Period	$115,758	$114,494	$115,512	$113,515	$114,168
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(307)	(239)	(365)	(1,122)	(1,505)
Commercial Mortgage	—	—	—	(1,616)	—
Consumer
Residential Mortgage	(50)	(7)	(1)	(112)	(101)
Home Equity	(245)	(215)	(406)	(900)	(665)
Automobile	(1,990)	(1,696)	(2,335)	(7,130)	(8,218)
Other [1]	(3,651)	(3,598)	(3,781)	(13,075)	(14,075)
Total Loans and Leases Charged-Off	(6,243)	(5,755)	(6,888)	(23,955)	(24,564)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	293	318	803	1,513	2,039
Consumer
Residential Mortgage	699	649	112	1,927	807
Home Equity	577	428	367	2,339	2,001
Automobile	512	660	949	2,961	2,902
Other [1]	503	714	660	2,549	2,737
Total Recoveries on Loans and Leases Previously Charged-Off	2,584	2,769	2,891	11,289	10,486
Net Loans and Leases Charged-Off	(3,659)	(2,986)	(3,997)	(12,666)	(14,078)
Provision for Credit Losses	4,750	4,250	2,000	16,000	13,425
Balance at End of Period [2]	$116,849	$115,758	$113,515	$116,849	$113,515

Components
Allowance for Loan and Lease Losses	$110,027	$108,936	$106,693	$110,027	$106,693
Reserve for Unfunded Commitments	6,822	6,822	6,822	6,822	6,822
Total Reserve for Credit Losses	$116,849	$115,758	$113,515	$116,849	$113,515

Average Loans and Leases Outstanding	$10,878,672	$10,770,720	$10,320,051	$10,688,424	$10,043,661

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.13%	0.11%	0.15%	0.12%	0.14%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.00%	1.00%	1.02%	1.00%	1.02%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
			Investment
			Services and
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Three Months Ended December 31, 2019
Net Interest Income	$66,410	$45,475	$9,689	$2,311	$123,885
Provision for Credit Losses	3,818	(165)	1	1,096	4,750
Net Interest Income After Provision for Credit Losses	62,592	45,640	9,688	1,215	119,135
Noninterest Income	21,377	10,624	13,929	1,772	47,702
Noninterest Expense	(52,720)	(21,071)	(15,774)	(3,531)	(93,096)
Income Before Provision for Income Taxes	31,249	35,193	7,843	(544)	73,741
Provision for Income Taxes	(7,842)	(6,345)	(2,067)	656	(15,598)
Net Income	$23,407	$28,848	$5,776	$112	$58,143
Total Assets as of December 31, 2019	$6,732,811	$4,254,261	$321,700	$6,786,724	$18,095,496

Three Months Ended December 31, 2018
Net Interest Income	$67,452	$46,429	$10,235	$(143)	$123,973
Provision for Credit Losses	4,481	(484)	(1)	(1,996)	2,000
Net Interest Income After Provision for Credit Losses	62,971	46,913	10,236	1,853	121,973
Noninterest Income	20,339	6,338	13,397	2,034	42,108
Noninterest Expense	(53,417)	(20,912)	(17,583)	(3,999)	(95,911)
Income Before Provision for Income Taxes	29,893	32,339	6,050	(112)	68,170
Provision for Income Taxes	(7,465)	(7,714)	(1,595)	2,515	(14,259)
Net Income	$22,428	$24,625	$4,455	$2,403	$53,911
Total Assets as of December 31, 2018	$6,365,263	$3,958,523	$349,832	$6,470,356	$17,143,974

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
			Investment
			Services and
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Year Ended December 31, 2019
Net Interest Income	$266,429	$185,259	$39,374	$6,653	$497,715
Provision for Credit Losses	11,670	976	15	3,339	16,000
Net Interest Income After Provision for Credit Losses	254,759	184,283	39,359	3,314	481,715
Noninterest Income	86,682	33,362	55,696	7,598	183,338
Noninterest Expense	(216,688)	(84,616)	(64,974)	(12,949)	(379,227)
Income Before Provision for Income Taxes	124,753	133,029	30,081	(2,037)	285,826
Provision for Income Taxes	(30,725)	(28,852)	(7,929)	7,593	(59,913)
Net Income	$94,028	$104,177	$22,152	$5,556	$225,913
Total Assets as of December 31, 2019	$6,732,811	$4,254,261	$321,700	$6,786,724	$18,095,496

Year Ended December 31, 2018
Net Interest Income	$264,459	$179,577	$41,222	$1,094	$486,352
Provision for Credit Losses	14,898	(760)	(61)	(652)	13,425
Net Interest Income After Provision for Credit Losses	249,561	180,337	41,283	1,746	472,927
Noninterest Income	79,004	23,733	55,338	10,848	168,923
Noninterest Expense	(211,761)	(81,344)	(65,847)	(12,672)	(371,624)
Income Before Provision for Income Taxes	116,804	122,726	30,774	(78)	270,226
Provision for Income Taxes	(29,172)	(28,496)	(8,113)	15,157	(50,624)
Net Income	$87,632	$94,230	$22,661	$15,079	$219,602
Total Assets as of December 31, 2018	$6,365,263	$3,958,523	$349,832	$6,470,356	$17,143,974

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2019	2019	2019	2019	2018
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$109,223	$110,877	$110,401	$108,511	$107,404
Income on Investment Securities
Available-for-Sale	16,158	17,512	15,072	13,432	13,043
Held-to-Maturity	18,750	18,796	22,149	21,921	21,482
Deposits	8	9	9	15	10
Funds Sold	723	656	730	1,444	727
Other	239	233	210	319	352
Total Interest Income	145,101	148,083	148,571	145,642	143,018
Interest Expense
Deposits	16,407	18,055	18,628	15,284	13,172
Securities Sold Under Agreements to Repurchase	4,071	4,257	4,623	4,571	4,671
Funds Purchased	25	146	512	157	440
Short-Term Borrowings	—	1	1	36	88
Other Debt	713	728	710	757	674
Total Interest Expense	21,216	23,187	24,474	20,805	19,045
Net Interest Income	123,885	124,896	124,097	124,837	123,973
Provision for Credit Losses	4,750	4,250	4,000	3,000	2,000
Net Interest Income After Provision for Credit Losses	119,135	120,646	120,097	121,837	121,973
Noninterest Income
Trust and Asset Management	11,157	10,930	11,385	10,761	10,558
Mortgage Banking	3,199	4,864	3,336	2,287	2,148
Service Charges on Deposit Accounts	7,835	7,592	7,283	7,364	7,562
Fees, Exchange, and Other Service Charges	14,533	14,900	14,252	14,208	14,576
Investment Securities Gains (Losses), Net	(906)	(1,469)	(776)	(835)	(841)
Annuity and Insurance	1,272	1,278	1,806	2,578	1,409
Bank-Owned Life Insurance	1,879	1,647	1,779	1,710	1,941
Other	8,733	6,765	6,385	5,606	4,755
Total Noninterest Income	47,702	46,507	45,450	43,679	42,108
Noninterest Expense
Salaries and Benefits	51,664	54,345	53,511	56,586	54,856
Net Occupancy	8,824	8,803	8,579	7,594	8,918
Net Equipment	7,930	7,637	6,895	6,833	6,364
Data Processing	4,828	4,676	4,727	4,526	5,151
Professional Fees	3,257	2,184	2,177	2,453	2,467
FDIC Insurance	1,376	1,257	1,290	1,269	1,336
Other	15,217	21,447	15,546	13,796	16,819
Total Noninterest Expense	93,096	100,349	92,725	93,057	95,911
Income Before Provision for Income Taxes	73,741	66,804	72,822	72,459	68,170
Provision for Income Taxes	15,598	14,752	15,903	13,660	14,259
Net Income	$58,143	$52,052	$56,919	$58,799	$53,911

Basic Earnings Per Share	$1.46	$1.30	$1.40	$1.44	$1.30
Diluted Earnings Per Share	$1.45	$1.29	$1.40	$1.43	$1.30

Balance Sheet Totals
Loans and Leases	$10,990,892	$10,881,298	$10,759,129	$10,548,609	$10,448,774
Total Assets	18,095,496	17,672,140	17,688,845	17,446,413	17,143,974
Total Deposits	15,784,482	15,340,752	15,488,821	15,267,310	15,027,242
Total Shareholders' Equity	1,286,832	1,291,490	1,285,948	1,269,690	1,268,200

Performance Ratios
Return on Average Assets	1.29%	1.17%	1.31%	1.38%	1.26%
Return on Average Shareholders' Equity	17.84	16.02	17.97	18.81	17.05
Efficiency Ratio [1]	54.26	58.55	54.69	55.22	57.75
Net Interest Margin [2]	2.95	3.01	3.04	3.12	3.10

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends					Table 15
	Eleven Months Ended		Year Ended
($ in millions; jobs in thousands)	November 30, 2019		December 31, 2018		December 31, 2017
Hawaii Economic Trends
State General Fund Revenues [1]	$6,749.3	6.0%	$6,933.1	6.9%	$6,485.0	4.3%
General Excise and Use Tax Revenue [1]	$3,316.0	5.4%	$3,426.5	2.3%	$3,349.8	4.5%
Jobs [2]	645.3		660.0		664.5

				December 31,
(spot rates)				2019	2018	2017
Unemployment [3]
Statewide, seasonally adjusted				2.6%	2.6%	2.3%

Oahu				2.1	2.2	1.7
Island of Hawaii				3.0	2.9	2.0
Maui				2.2	2.2	1.8
Kauai				2.5	2.3	1.7

			December 31,
(percentage change, except months of inventory)			2019	2018	2017	2016
Housing Trends (Single Family Oahu) [4]
Median Home Price			(0.1)%	4.6%	2.7%	5.0%
Home Sales Volume (units)			3.9%	(7.7)%	6.3%	6.5%
Months of Inventory			2.5	2.8	2.1	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
November 30, 2019				811.4		4.2
October 31, 2019				800.4		4.8
September 30, 2019				741.3		3.5
August 31, 2019				928.2		9.8
July 31, 2019				997.9		6.2
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.6		0.5
January 31, 2019				820.6		3.0
December 31, 2018				910.1		3.4
November 30, 2018				778.5		3.9
October 31, 2018				763.7		3.5
September 30, 2018				716.1		2.2
August 31, 2018				845.1		3.2
July 31, 2018				939.4		5.3
June 30, 2018				897.1		7.3
May 31, 2018				804.1		7.0
April 30, 2018				803.0		6.6
March 31, 2018				903.6		12.5
February 28, 2018				778.6		10.3
January 31, 2018				796.5		5.4

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority